UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2026

TPG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

June 2026 Distributions

On June 29, 2026, TPG Twin Brook Capital Income Fund, a Delaware statutory trust (the “Company”), declared distributions for each class of its common shares of beneficial interest (the “Shares”) in the amounts per share set forth below:

	Gross Distribution	Shareholder Servicing Fee	Net Distributions
Class I Common Shares	$0.2000	$0.0000	$0.2000
Class S Common Shares	$0.2000	$0.0176	$0.1824
Class D Common Shares	$0.2000	$0.0052	$0.1948

The distributions for each class of Shares are payable to shareholders of record as of the open of business on June 30, 2026, and will be paid on or about July 29, 2026.

These distributions will be paid in cash or reinvested in Shares for shareholders participating in the Company’s distribution reinvestment plan.

Item 8.01	Other Events

Net Asset Value

The net asset value (“NAV”) per share of each class of Shares as of May 31, 2026, as determined in accordance with the Company’s valuation policy, is set forth below:

NAV as of May 31, 2026
Class I Common Shares	$25.2108
Class S Common Shares	$25.2108
Class D Common Shares	$25.2108

As of May 31, 2026, the Company’s aggregate NAV was $2.6 billion, the fair value of its investment portfolio was $4.6 billion and it had principal debt outstanding of $2.2 billion, resulting in a debt-to-equity ratio of approximately 0.84 times.

Status of the Offering

The Company is currently publicly offering on a continuous basis up to $5.0 billion in Shares (the “Offering”). The following table lists the Shares issued and total consideration for the Offering as of the date of this filing (through the June 1, 2026 subscription date), reflective of transfers between share classes. The table below does not include Shares sold through the Company’s distribution reinvestment plan. The Company intends to continue selling Shares in the Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Class I Common Shares	96,309,783	$2,440.7	million
Class S Common Shares	11,843,981	$300.1	million
Class D Common Shares	147,645	$3.7	million
Total Offering*	108,301,409	$2,744.5	million

*Amounts may not sum due to rounding

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Twin Brook Capital Income Fund

Dated: June 29, 2026	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer